EXHIBIT 20.1

College Loan Corporation Trust I Series 2003-2 and Series 2004-1
Statement to Note Holders
As of and for the period ended: 5/31/2004

Pursuant to section 11.04 of the Trust Indenture, the following is provided to the trustee by the issuer. The information shown below has not been independently verified, however it is believed to be accurate to the best of the issuer’s knowledge.

(a)	the amount of payments with respect to each series of Notes paid with respect to principal during May 2004;

  Series     Class         Principal Paid
  ------     -----         --------------
   2002       A-1               $0.00
   2002       A-2               $0.00
   2002       A-3               $0.00
   2002       A-4               $0.00
   2002       A-5               $0.00
   2002       A-6               $0.00
   2002       A-7               $0.00
   2002       A-8               $0.00
   2002       A-9               $0.00
   2002       B-1               $0.00
  2002-2      A-10              $0.00
  2002-2      A-11              $0.00
  2002-2      A-12              $0.00
  2002-2      A-13              $0.00
  2002-2      A-14              $0.00
  2002-2      A-15              $0.00
  2002-2      A-16              $0.00
  2002-2      A-17              $0.00
  2002-2      A-18              $0.00
  2002-2      A-19              $0.00
  2002-2      A-20              $0.00
  2002-2      A-21              $0.00
  2002-2      A-22              $0.00
  2002-2      A-23              $0.00
  2002-2      A-24              $0.00
  2002-2      A-25              $0.00
  2002-2      A-26              $0.00
  2002-2      A-27              $0.00
  2002-2      A-28              $0.00
  2002-2      A-29              $0.00
  2002-2      A-30              $0.00
  2002-2      B-2               $0.00
  2002-2      B-3               $0.00
  2002-2      B-4               $0.00
  2003-1      A-1               $0.00
  2003-1      A-2               $0.00
  2003-1      A-3               $0.00
  2003-1      A-4               $0.00
  2003-1      A-5               $0.00
  2003-1      A-6               $0.00
  2003-1      A-7               $0.00
  2003-1      A-8               $0.00
  2003-1      A-9               $0.00
  2003-1      A-10              $0.00
  2003-1      B-1               $0.00
  2003-1      B-2               $0.00
  2003-2      A-1               $0.00
  2003-2      A-2               $0.00
  2003-2      A-3               $0.00
  2004-1      A-1               $0.00
  2004-1      A-2               $0.00
  2004-1      A-3               $0.00
  2004-1      A-4               $0.00
  2004-1      B-1               $0.00
(b)	the amount of payments with respect to each series of Notes paid with respect to interest during May 2004;

     Series          Class             Interest Paid
     ------          -----             -------------
      2002            A-1               See below
      2002            A-2               See below
      2002            A-3               See below
      2002            A-4               See below
      2002            A-5               See below
      2002            A-6               See below
      2002            A-7               See below
      2002            A-8               See below
      2002            A-9               See below
      2002            B-1               See below
     2002-2          A-10               See below
     2002-2          A-11               See below
     2002-2          A-12               See below
     2002-2          A-13               See below
     2002-2          A-14               See below
     2002-2          A-15               See below
     2002-2          A-16               See below
     2002-2          A-17               See below
     2002-2          A-18               See below
     2002-2          A-19               See below
     2002-2          A-20               See below
     2002-2          A-21               See below
     2002-2          A-22               See below
     2002-2          A-23               See below
     2002-2          A-24               See below
     2002-2          A-25               See below
     2002-2          A-26               See below
     2002-2          A-27               See below
     2002-2          A-28               See below
     2002-2          A-29               See below
     2002-2          A-30               See below
     2002-2           B-2               See below
     2002-2           B-3               See below
     2002-2           B-4               See below
     2003-1           A-1               See below
     2003-1           A-2               See below
     2003-1           A-3               See below
     2003-1           A-4               See below
     2003-1           A-5               See below
     2003-1           A-6               See below
     2003-1           A-7               See below
     2003-1           A-8               See below
     2003-1           A-9               See below
     2003-1          A-10               See below
     2003-1           B-1               See below
     2003-1           B-2               See below
   Total interest paid to all series above  $3,408,287.10
     2003-2           A-1                   $0.00
     2003-2           A-2                   $0.00
     2003-2           A-3                   $0.00
     2004-1           A-1                   $0.00
     2004-1           A-2                   $0.00
     2004-1           A-3                   $0.00
     2004-1           A-4                   $0.00
     2004-1           B-1                   $0.00
(c)	the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over; Carry over amounts $0.00

(d)	the principal balance of Financed Student Loans as of the close of business on the last day of May 2004; Principal Balance of Financed Student Loans $5,780,292,797.28

(e)	the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of May 2004, after giving effect to payments allocated to principal reported under paragraph (a) above;

             Series      Class           Outstanding Balance
             ------      -----           -------------------
               2002       A-1              $73,500,000.00
               2002       A-2                       $0.00
               2002       A-3              $57,100,000.00
               2002       A-4              $73,000,000.00
               2002       A-5              $73,000,000.00
               2002       A-6              $73,000,000.00
               2002       A-7              $73,000,000.00
               2002       A-8              $73,000,000.00
               2002       A-9              $73,000,000.00
               2002       B-1              $42,000,000.00
              2002-2     A-10             $100,000,000.00
              2002-2     A-11             $100,000,000.00
              2002-2     A-12             $100,000,000.00
              2002-2     A-13             $100,000,000.00
              2002-2     A-14             $100,000,000.00
              2002-2     A-15             $100,000,000.00
              2002-2     A-16             $100,000,000.00
              2002-2     A-17             $100,000,000.00
              2002-2     A-18              $80,000,000.00
              2002-2     A-19             $100,000,000.00
              2002-2     A-20             $100,000,000.00
              2002-2     A-21             $100,000,000.00
              2002-2     A-22             $100,000,000.00
              2002-2     A-23             $100,000,000.00
              2002-2     A-24             $100,000,000.00
              2002-2     A-25             $100,000,000.00
              2002-2     A-26             $100,000,000.00
              2002-2     A-27             $100,000,000.00
              2002-2     A-28             $100,000,000.00
              2002-2     A-29             $100,000,000.00
              2002-2     A-30             $100,000,000.00
              2002-2      B-2              $40,000,000.00
              2002-2      B-3              $40,000,000.00
              2002-2      B-4              $40,000,000.00
              2003-1      A-1             $100,000,000.00
              2003-1      A-2             $100,000,000.00
              2003-1      A-3             $100,000,000.00
              2003-1      A-4             $100,000,000.00
              2003-1      A-5             $100,000,000.00
              2003-1      A-6             $100,000,000.00
              2003-1      A-7             $100,000,000.00
              2003-1      A-8             $100,000,000.00
              2003-1      A-9             $100,000,000.00
              2003-1     A-10              $50,000,000.00
              2003-1      B-1              $25,000,000.00
              2003-1      B-2              $25,000,000.00
              2003-2      A-1             $273,500,000.00
              2003-2      A-2             $646,800,000.00
              2003-2      A-3             $308,200,000.00
              2004-1      A-1             $293,000,000.00
              2004-1      A-2             $307,000,000.00
              2004-1      A-3             $400,000,000.00
              2004-1      A-4             $200,000,000.00
              2004-1      B-1             $100,000,000.00
(f)	the interest rate for any series of variable rate Notes for May 2004, indicating how such interest rate is calculated;

            Series    Class    Interest Rate      Interest Calculation
            ------    -----    -------------      --------------------
             2002      A-1       See Below        28-Day Auction Rate
             2002      A-2       See Below        28-Day Auction Rate
             2002      A-3       See Below        28-Day Auction Rate
             2002      A-4       See Below        28-Day Auction Rate
             2002      A-5       See Below        28-Day Auction Rate
             2002      A-6       See Below        28-Day Auction Rate
             2002      A-7       See Below        28-Day Auction Rate
             2002      A-8       See Below        28-Day Auction Rate
             2002      A-9       See Below        28-Day Auction Rate
             2002      B-1       See Below        28-Day Auction Rate
            2002-2     A-10      See Below        28-Day Auction Rate
            2002-2     A-11      See Below        28-Day Auction Rate
            2002-2     A-12      See Below        28-Day Auction Rate
            2002-2     A-13      See Below        28-Day Auction Rate
            2002-2     A-14      See Below        28-Day Auction Rate
            2002-2     A-15      See Below        28-Day Auction Rate
            2002-2     A-16      See Below        28-Day Auction Rate
            2002-2     A-17      See Below        28-Day Auction Rate
            2002-2     A-18      See Below        28-Day Auction Rate
            2002-2     A-19      See Below        28-Day Auction Rate
            2002-2     A-20      See Below        28-Day Auction Rate
            2002-2     A-21      See Below        28-Day Auction Rate
            2002-2     A-22      See Below        28-Day Auction Rate
            2002-2     A-23      See Below        28-Day Auction Rate
            2002-2     A-24      See Below        28-Day Auction Rate
            2002-2     A-25      See Below        28-Day Auction Rate
            2002-2     A-26      See Below        28-Day Auction Rate
            2002-2     A-27      See Below        28-Day Auction Rate
            2002-2     A-28      See Below        28-Day Auction Rate
            2002-2     A-29      See Below        28-Day Auction Rate
            2002-2     A-30      See Below        28-Day Auction Rate
            2002-2     B-2       See Below        28-Day Auction Rate
            2002-2     B-3       See Below        28-Day Auction Rate
            2002-2     B-4       See Below        28-Day Auction Rate
            2003-1     A-1       See Below        28-Day Auction Rate
            2003-1     A-2       See Below        28-Day Auction Rate
            2003-1     A-3       See Below        28-Day Auction Rate
            2003-1     A-4       See Below        28-Day Auction Rate
            2003-1     A-5       See Below        28-Day Auction Rate
            2003-1     A-6       See Below        28-Day Auction Rate
            2003-1     A-7       See Below        28-Day Auction Rate
            2003-1     A-8       See Below        28-Day Auction Rate
            2003-1     A-9       See Below        28-Day Auction Rate
            2003-1     A-10      See Below        28-Day Auction Rate
            2003-1     B-1       See Below        28-Day Auction Rate
            2003-1     B-2       See Below        28-Day Auction Rate
            2004-1     A-1       See Below        28-Day Auction Rate
            2004-1     A-2       See Below        28-Day Auction Rate
            2004-1     A-3       See Below        28-Day Auction Rate
            2004-1     A-4       See Below        28-Day Auction Rate
            2004-1     B-1       See Below        28-Day Auction Rate
                  Weighted average rate for Notes above       1.1424%

    Series      Class      Libor Rate      Spread     Rate      Interest Calculation
    ------      -----      ----------      ------     ----      --------------------
    2003-2      A-1          1.12%         0.03%      1.20%       Floating Rate Note
    2003-2      A-2          1.12%         0.14%      1.31%       Floating Rate Note
    2003-2      A-3          1.12%         0.20%      1.37%       Floating Rate Note
    2004-1      A-1         1.1874%        0.05%     1.2374%      Floating Rate Note
    2004-1      A-2         1.1874%        0.11%     1.2974%      Floating Rate Note
    2004-1      A-3         1.1874%        0.16%     1.3474%      Floating Rate Note
    2004-1      A-4         1.1874%        0.19%     1.3774%      Floating Rate Note
    2004-1      B-1                                   1.25%          Auction Rate
(g)	the amount of the servicing fees allocated to the Servicers as of the close of business on the last day of May 2004; Servicing fees $803,776.24

(h)	the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Trustee, the Eligible Lender Trustee and the Verification Agent, all allocated as of the close of business on the last day of May 2004;

                          Fee                   Amount
                          ---                   ------
                           Administration     $811,825.56
                            Auction Agent       $3,024.56
                             Market Agent           $0.00
                        Calculation Agent           $0.00
                            Broker-Dealer     $740,476.40
                         Delaware Trustee           $0.00
                                  Trustee           $0.00
                  Eligible Lender Trustee           $0.00
                       Verification Agent           $0.00
(i)	the amount of principal and interest received during May 2004 relating to Financed Student Loans; Amount of principal and interest received $69,138,996.03

(j)	the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of May 2004;

Amount of payment attributable to amounts in the Reserve Fund Amount of any other withdrawals from the Reserve Fund Ending Balance of Reserve Fund	$9,750,000.00 $0.00 $47,543,250.00

(k)	the portion, if any, of the payments made on the Notes as described in sections (a) or (b) above during May 2004 attributable to amounts on deposit in the Acquisition Fund;

Payments from the Acquisition Fund $0.00

(l)	the aggregate amount, if any, paid by the Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund subsequent to the closing date of the series 2004-1 Notes;

Amounts paid to acquire Student Loans $26,905,725.39

(m)	the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Debt Service Fund;

Amounts in Acquisition fund to be transferred to the Debt Service Fund $0.00

(n)	the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during May 2004; Amounts paid for Financed Student Loans purchased from the Trust $0.00

(o)	the number and principal amount of Financed Student Loans, as of the close of business on the last day of April 2004, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

                                                  Number            Amount
                                                  ------            ------
        (i)  0 to 30 days delinquent              483,157     5,526,859,238.47
       (ii)  31 to 60 days delinquent              10,115       122,271,792.89
      (iii)  61 to 90 days delinquent               4,190        49,819,897.64
       (iv)  91 to 120 days delinquent              2,364        28,652,471.16
        (v)  > 120 day delinquent                   5,003        48,706,099.48
       (vi)  & claims filed                           426         3,983,297.64
             Total                                505,255     5,780,292,797.28
(p)	the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of May 2004; and

Value of the Trust Estate                                   $6,251,481,847.56
Outstanding Principal amount of the Notes $6,339,100,000.00

(q)	the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment as of the close of business on the last day of May 2004.

                                                                            Number      Percentage
                                                                            ------      ----------
     (i)       Outstanding rejected federal reimbursement claims                12         0.00%
     (ii)      Financed Student Loans in forbearance                        27,389         9.03%
     (iii)     Financed Student Loans in deferment                          40,280        11.86%